UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2008

Morgan Stanley Managed Futures MV, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53113	20-8529352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Demeter Management Corporation, 522 Fifth Avenue, 13th Floor, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 296-1999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 15, 2008, Michael R. Durbin will no longer serve as a director of Demeter Management Corporation, the general partner of Morgan Stanley Managed Futures MV, L.P. (the “General Partner”).

Effective December 15, 2008, Richard D. Gueren will no longer serve as a director of the General Partner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY MANAGED FUTURES MV, L.P.

Date: December 19, 2008	By:	Demeter Management Corporation as General Partner

/s/ Walter Davis
	Name:	Walter Davis
	Title:	President